                                                                    EXHIBIT 10.3

                       GUARANTEE AND COLLATERAL AGREEMENT

                                     made by

                           ROUNDY'S ACQUISITION CORP.

                                 ROUNDY'S, INC.

                         and certain of its Subsidiaries

                                   in favor of

                      BEAR STEARNS CORPORATE LENDING INC.,

                             as Administrative Agent

                            Dated as of June 6, 2002

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                                TABLE OF CONTENTS
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SECTION 1. DEFINED TERMS................................................................   1
        1.1.     Definitions............................................................   1
        1.2.     Other Definitional Provisions..........................................   4

SECTION 2. GUARANTEE....................................................................   5
        2.1.     Guarantee..............................................................   5
        2.2.     Right of Contribution..................................................   5
        2.3.     No Subrogation.........................................................   6
        2.4.     Amendments, etc. with respect to the Borrower Obligations..............   6
        2.5.     Guarantee Absolute and Unconditional...................................   7
        2.6.     Reinstatement..........................................................   8
        2.7.     Payments...............................................................   8

SECTION 3. GRANT OF SECURITY INTEREST...................................................   8

SECTION 4. REPRESENTATIONS AND WARRANTIES...............................................   9
        4.1.     Representations in Credit Agreement; Parent Representations............   9
        4.2.     Title; No Other Liens..................................................  10
        4.3.     Perfected First Priority Liens.........................................  10
        4.4.     Jurisdiction of Organization; Chief Executive Office...................  10
        4.5.     Inventory and Equipment................................................  10
        4.6.     Farm Products..........................................................  10
        4.7.     Investment Property....................................................  10
        4.8.     Receivables............................................................  11
        4.9.     Intellectual Property..................................................  11

SECTION 5. COVENANTS....................................................................  12
        5.1.     Covenants in Credit Agreement..........................................  12
        5.2.     Delivery of Instruments and Chattel Paper..............................  12
        5.3.     Maintenance of Insurance...............................................  12
        5.4.     Payment of Obligations.................................................  13
        5.5.     Maintenance of Perfected Security Interest; Further Documentation......  13
        5.6.     Changes in Locations, Name, etc........................................  13
        5.7.     Notices................................................................  14
        5.8.     Investment Property....................................................  14
        5.9.     Receivables............................................................  15
        5.10.    Intellectual Property..................................................  16

SECTION 6. REMEDIAL PROVISIONS..........................................................  17
        6.1.     Certain Matters Relating to Receivables................................  17
        6.2.     Communications with Obligors; Grantors Remain Liable...................  18
        6.3.     Pledged Stock..........................................................  19
        6.4.     Proceeds to be Turned Over to Administrative Agent.....................  20
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                                       -i-

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        6.5.     Application of Proceeds..............................................  20
        6.6.     Code and Other Remedies..............................................  21
        6.7.     Registration Rights..................................................  22
        6.8.     Deficiency...........................................................  23

SECTION 7. THE ADMINISTRATIVE AGENT...................................................  24
        7.1.     Administrative Agent's Appointment as Attorney-in-Fact, etc..........  24
        7.2.     Duty of Administrative Agent.........................................  26
        7.3.     Execution of Financing Statements....................................  26
        7.4.     Authority of Administrative Agent....................................  26

SECTION 8. MISCELLANEOUS..............................................................  27
        8.1.     Amendments in Writing................................................  27
        8.2.     Notices..............................................................  27
        8.3.     No Waiver by Course of Conduct; Cumulative Remedies..................  27
        8.4.     Enforcement Expenses; Indemnification................................  27
        8.5.     Successors and Assigns...............................................  28
        8.6.     Set-Off..............................................................  28
        8.7.     Counterparts.........................................................  28
        8.8.     Severability.........................................................  28
        8.9.     Section Headings.....................................................  29
        8.10.    Integration..........................................................  29
        8.11.    GOVERNING LAW........................................................  29
        8.12.    Submission To Jurisdiction; Waivers..................................  29
        8.13.    Acknowledgements.....................................................  30
        8.14.    Additional Grantors..................................................  30
        8.15.    Releases.............................................................  30
        8.16.    WAIVER OF JURY TRIAL.................................................  31
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                                      -ii-

       GUARANTEE AND COLLATERAL AGREEMENT, dated as of June 6, 2002, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "Grantors"), in favor of BEAR STEARNS CORPORATE LENDING INC., as Administrative Agent (in such capacity, the "Administrative Agent"), for the banks, financial institutions and other entities (the "Lenders") from time to time parties to the Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole book manager (in such capacity, the "Arranger"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the Administrative Agent.

                              W I T N E S S E T H:

       WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

       WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

       WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

       WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; and

       WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent for the ratable benefit of the Lead Agents and the Lenders;

       NOW, THEREFORE, in consideration of the premises and to induce the Lead Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lead Agents and the Lenders, as follows:

                            SECTION 1. DEFINED TERMS

  1.1. Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

         (b) The following terms shall have the following meanings:

         "Agreement": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "Collateral": as defined in Section 3.

         "Collateral Account": any collateral account established by the Administrative Agent as provided in Section 6.1 or 6.4.

         "Copyrights": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

         "Copyright Licenses": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

         "Deposit Account": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

         "Foreign Subsidiary": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

         "Foreign Subsidiary Voting Stock": the voting Capital Stock of any Foreign Subsidiary.

         "Guarantor Obligations": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lead Agents or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

         "Guarantors": the collective reference to each Grantor other than the Borrower.

         "Hedge Agreements": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

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                                                                               3

         "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

         "Intercompany Note": any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

         "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

         "Issuers": the collective reference to each issuer of any Investment Property.

         "New York UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Obligations": (i) in the case of the Borrower, the Obligations, and
     (ii) in the case of each Guarantor, its Guarantor Obligations.

         "Patents": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

         "Patent License": all agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

         "Pledged Notes": all promissory notes listed on Schedule 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

         "Pledged Stock": the shares of Capital Stock listed on Schedule 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; provided that in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

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                                                                               4

          "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

          "Receivable": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

          "Securities Act": the Securities Act of 1933, as amended.

          "Trademarks": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 6, and (ii) the right to obtain all renewals thereof.

          "Trademark License": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

     1.2. Other Definitional Provisions. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

          (d) Where the context requires, any affiliate of a Lender which is party to a Specified Hedge Agreement shall be deemed to be a "Lender" for purposes of this Agreement.

          (e) The word "knowledge" when used with respect to any Grantor shall be deemed to be a reference to the knowledge of any Responsible Officer of such Grantor.

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                                                                               5

                              SECTION 2. GUARANTEE

     2.1. Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Lead Agents and the Lenders and their respective, permitted successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

          (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors and fraudulent conveyances or transfers (after giving effect to the right of contribution established in Section 2.2).

          (c) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of any Lead Agent or any Lender hereunder.

          (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full (excluding contingent indemnification obligations or obligations with respect to Specified Hedge Agreements), no Letter of Credit shall be outstanding and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

          (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by any Lead Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, no Letter of Credit shall be outstanding and the Commitments are terminated.

     2.2. Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of

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                                                                               6

          any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section
          2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Lead Agents and the Lenders, and each Subsidiary Guarantor shall remain liable to the Lead Agents and the Lenders for the full amount guaranteed by such Subsidiary Guarantor hereunder.

     2.3. No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Lead Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of any Lead Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lead Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lead Agents and the Lenders by the Borrower on account of the Obligations are paid in full (excluding contingent indemnification obligations or obligations with respect to Specified Hedge Agreements), no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lead Agents and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

     2.4. Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by any Lead Agent or any Lender may be rescinded by such Lead Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Lead Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by

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                                                                               7

          any Lead Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. No Lead Agent or Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5. Guarantee Absolute and Unconditional. Each Guarantor waives (to the extent not prohibited by applicable law) any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Lead Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Lead Agents and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives (to the extent not prohibited by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (1) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Lead Agent or any Lender, (2) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against any Lead Agent or any Lender, or (3) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Lead Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Lead Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Lead Agent or any Lender against any

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                                                                               8

          Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

     2.6. Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by any Lead Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

     2.7. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the Payment Office specified in the Credit Agreement.

                     SECTION 3. GRANT OF SECURITY INTEREST

          Each Grantor hereby collaterally assigns, transfers and grants to the Administrative Agent, for the ratable benefit of the Lead Agents and the Lenders (and, in the case of Specified Hedge Agreements, any affiliates of any Lender), a security interest in, all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations:

          (a) all Accounts;

          (b) all Chattel Paper;

          (c) all Deposit Accounts;

          (d) all Documents;

          (e) all Equipment;

          (f) all General Intangibles;

          (g) all Instruments;

          (h) all Intellectual Property;

          (i) all Inventory;

          (j) all Investment Property;

          (l) all Letter-of-Credit Rights;

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                                                                               9

          (m) all Commercial Tort Claims with respect to _______;

          (n) all Goods and other personal property not otherwise described above;

          (o) all books and records pertaining to the Collateral; and

          (p) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

              provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is in Equipment or Property, as the case may be, subject to a Lien permitted under Sections 8.3 (f), (g), (j) and (k) of the Credit Agreement, in each case, with respect to which such Grantor is prohibited from granting a security interest under the terms of Indebtedness incurred to finance the purchase of such Equipment or Property, prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Lead Agents and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby represents and warrants to each Lead Agent and each Lender that:

     4.1. Representations in Credit Agreement. In the case of each Guarantor, the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and each Lead Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 4.1, be deemed to be a reference to such Guarantor's knowledge.

     4.2. Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Lead Agents and the Lenders pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Lead Agents and the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

     4.3. Perfected First Priority Liens. The security interests granted pursuant to this Agreement upon completion of the filings (to the extent that a security interest in Collateral can be perfected by filing) and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) and payment of all applicable fees, will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lead Agents and the Lenders, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and are prior to all other Liens on the Collateral in existence on the date hereof except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 8.3 of the Credit Agreement.

     4.4. Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on
          Schedule 4. Such Grantor has furnished to the Administrative Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

     4.5. Inventory and Equipment. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

     4.6. Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

     4.7. Investment Property. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 66% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

          (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable (to the extent applicable).

               (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

               (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

          4.8. Receivables. (a) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise its rights pursuant to this Section 4.8 to the relevant Grantor or Grantors, each Grantor shall deliver to the Administrative Agent each Instrument or Chattel Paper in an amount in excess of $100,000 payable to such Grantor under or in connection with any Receivable.

               (b) None of the obligors on any Receivables is a Governmental Authority.

               (c) The amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will, to the knowledge of such Grantor, at such times be accurate.

          4.9. Intellectual Property. (a) Schedule 6 lists all registered or patented Intellectual Property, and all applications to register or patent Intellectual Property, owned by such Grantor in its own name on the date hereof.

               (b) On the date hereof, all material Intellectual Property of such Grantor described on Schedule 6 is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other Person.

               (c) Except as set forth in Schedule 6, on the date hereof, none of the Intellectual Property is the subject of any written licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

               (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

               (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (1) seeking to limit, cancel or question the validity of any Intellectual Property or such Grantor's ownership interest therein, or (2) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 5. COVENANTS

               Each Grantor covenants and agrees with the Lead Agents and the Lenders that, from and after the date of this Agreement until the Obligations shall have been paid in full, no Letter of Credit shall be outstanding and the Commitments shall have terminated:

          5.1. Covenants in Credit Agreement. In the case of each Guarantor, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Subsidiaries.

          5.2. Delivery of Instruments and Chattel Paper. If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise its rights pursuant to this
               Section 5.2 to the relevant Grantor or Grantors, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument (in excess of $100,000), Certificated Security or Chattel Paper (in excess of $100,000), such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

          5.3. Maintenance of Insurance. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Administrative Agent and (ii) to the extent requested by the Administrative Agent, insuring such Grantor, the Lead Agents and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Administrative Agent and the Lenders.

               (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Administrative Agent of written notice thereof, (ii) name the Administrative Agent as insured party or loss payee, and (iii) be reasonably satisfactory in all other respects to the Administrative Agent.

               (c) The Borrower shall deliver to the Administrative Agent and the Lenders a report of a reputable insurance broker with respect to such insurance as the Administrative Agent may from time to time reasonably request.

          5.4. Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy prior to the date penalties attach thereto, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except (a) that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor or (b) where the failure to pay, discharge or otherwise satisfy such obligations could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

          5.5. Maintenance of Perfected Security Interest; Further Documentation
               (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 and shall use commercially reasonable efforts to defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

               (b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

               (c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (1) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (2) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Administrative Agent to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto, provided that no such action shall be required with respect to any Cash Equivalents or Deposit Account until an Event of Default shall have occurred and be continuing unless the total amount of cash is in excess of $20,000,000, in which case such excess cash shall be held in a Deposit Account over which the Administrative Agent has obtained "control" (within the meaning of the applicable Uniform Commercial Code).

          5.6. Changes in Locations, Name, etc. Such Grantor will not, except upon 15 days' prior written notice to the Administrative Agent and delivery to the

               Administrative Agent of (1) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (2) if applicable, a written supplement to Schedule 5 showing any additional location at which Inventory or Equipment shall be kept:

          i. change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.4; or

          ii.  change its name.

          5.7. Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially and adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder.

          5.8. Investment Property. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Lead Agents and the Lenders, hold the same in trust for the Lead Agents and the Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Except as otherwise permitted under the Credit Agreement, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Lead Agents and the Lenders, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

               (b) Except as otherwise permitted in the Credit Agreement, without the prior written consent of the Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement, non-consensual Liens permitted under Section 8.3 of the Credit Agreement or Liens permitted under Section 8.3(k) of the Credit Agreement or (iv) other than the Senior Subordinated Note Indenture (or any other agreement governing Indebtedness permitted under Section 8.2(f) of the Credit Agreement) and any agreement with respect to a Grantor imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock of such Grantor, enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof.

               (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

          5.9. Receivables. (a) Other than in the ordinary course of business substantially consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any material Receivable, (ii) compromise or settle any Receivable for a materially lesser amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any material Receivable, (iv) allow any material credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any material Receivable in any manner that could materially adversely affect the value thereof.

               (b) Such Grantor will deliver to the Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

       5.10. Intellectual Property. (a) Such Grantor (either itself or through licensees) will (i) subject to such Grantor's reasonable business judgment, continue to use each Trademark material to the business of the Borrower and its Subsidiaries taken as a whole on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) subject to such Grantor's reasonable business judgment, maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lead Agents and the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) subject to such Grantor's reasonable business judgment, not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

               (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to the business of the Borrower and its Subsidiaries taken as a whole may become forfeited, abandoned or dedicated to the public.

               (c) Such Grantor (either itself or through licensees) (i) will employ each Copyright material to the business of the Borrower and its Subsidiaries taken as a whole and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material portion of the Copyrights may fall into the public domain.

               (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property material to the business of the Borrower and its Subsidiaries taken as a whole to infringe the intellectual property rights of any other Person.

               (e) Such Grantor will notify the Administrative Agent and the Lenders immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property material to the business of the Borrower and its Subsidiaries taken as a whole may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States

                    Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any Intellectual Property material to the business of the Borrower and its Subsidiaries taken as a whole or such Grantor's right to register the same or to own and maintain the same.

               (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Lead Agents' and the Lenders' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

               (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property material to the business of the Borrower and its Subsidiaries taken as a whole, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

               (h) In the event that any Intellectual Property material to the business of the Borrower and its Subsidiaries taken as a whole is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

                         SECTION 6. REMEDIAL PROVISIONS

          6.1. Certain Matters Relating to Receivables. (a) After the occurrence and during the continuation of an Event of Default and after prior written notice of such action to each applicable Grantor, the Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time and from time to time, upon the Administrative Agent's request and at the expense of the relevant Grantor (which expense shall be reasonable), such Grantor shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

          (b) The Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent if required, in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

          (c) At the Administrative Agent's request, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

     6.2. Communications with Obligors; Grantors Remain Liable. (a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default and after prior written notice of such action to each applicable Grantor communicate with obligors under the Receivables to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

          (b) Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default and after prior written notice of such action to each applicable Grantor, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Lead Agents and the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

          (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Lead Agent or Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by any Lead Agent or any Lender of any payment relating thereto, nor shall any Lead Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     6.3. Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the relevant Grantor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would materially and adversely impair the Collateral or which would be materially inconsistent with or result in any material violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

          (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in the order set forth in Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (1) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (2) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Administrative Agent in writing that (1) states that an Event of Default has occurred and is continuing and (2) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and
               (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Administrative Agent.

     6.4. Proceeds to be Turned Over to Administrative Agent. In addition to the rights of the Lead Agents and the Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise its rights pursuant to this Section 6.4 to the relevant Grantor or Grantors, the Administrative Agent shall have the right to receive all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Lead Agents and the Lenders, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by such Grantor in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

     6.5. Application of Proceeds. At such intervals as may be agreed upon by the Borrower and the Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, and any proceeds of the guarantee set forth in Section 2, in payment of the Obligations in the following order:

               First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;

               Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Lead Agents and the Lenders according to the amounts of the Obligations then due and owing and remaining unpaid to the Lead Agents and the Lenders;

               Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Lead Agents and Lenders according to the amounts of the Obligations then held by the Lead Agents and the Lenders; and

               Fourth, any balance of such Proceeds remaining after the then outstanding Obligations shall have been paid in full (excluding contingent indemnification obligations or obligations with respect to Specified Hedge Agreements), no Letters of Credit shall be outstanding and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

     6.6. Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent not prohibited by applicable law or statute), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Lead Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem commercially reasonable, for cash or on credit or for future delivery without assumption of any credit risk. Any Lead Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released to the extent not prohibited by applicable law or statute. Each Grantor further agrees, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable, out-of-pocket costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of one counsel to the Lead Agents (unless there is an actual or perceived conflict of interest in which case each Lead Agent affected thereby may retain its own counsel) and one counsel for the Lenders (unless there is an actual or perceived conflict of interest in which case each Lender affected thereby may retain its own counsel), to the payment in whole or in part of the Obligations, in such order as set forth in Section 6.5, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against any Lead Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

     6.7. Registration Rights. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause (and in the case of an Issuer that is not a Wholly Owned Subsidiary of such Grantor, such Grantor will use its commercially reasonable efforts to cause) the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause (and in the case of an Issuer that is not a Wholly Owned Subsidiary of such Grantor, such Grantor will use its commercially reasonable efforts to cause) such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

          (b) Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

          (c) Each Grantor agrees to use its best efforts to do or cause (and in the case of an Issuer that is not a Wholly Owned Subsidiary of such Grantor, such Grantor will use its commercially reasonable efforts to cause) to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Lead Agents and the Lenders, that the Lead Agents and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives (to the extent not prohibited by applicable law) and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     6.8. Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of one counsel to each Lead Agent and one counsel for the Lenders (unless there is an actual or perceived conflict of interest in which case each Lender affected thereby may retain its own counsel).

                       SECTION 7. THE ADMINISTRATIVE AGENT

     7.1. Administrative Agent's Appointment as Attorney-in-Fact, etc. (a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

               (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

               (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Lead Agents' and the Lenders' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

               (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

               (iv)   execute, in connection with any sale provided for in
                      Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

               (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and

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                                                                              25

                         indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral;(4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

          Anything in this Section 7.1 (a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

               (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may, after the occurrence and during the continuance of an Event of Default, perform or comply, or otherwise cause performance or compliance, with such agreement.

               (c) The reasonable, out-of-pocket expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Credit Loans that are Base Rate Loans under the Credit Agreement, from the date the applicable Grantor receives an invoice (with reasonable detail) for such expenses from the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

                  (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

             7.2. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
                  Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lead Agents and the Lenders hereunder are solely to protect the Lead Agents' and the Lenders' interests in the Collateral and shall not impose any duty upon any Lead Agent or any Lender to exercise any such powers. The Lead Agents and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

             7.3. Execution of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor authorizes the Administrative Agent to use the collateral description "all personal property [except for ______]" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.

             7.4. Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Lead Agents and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lead Agents and the Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                            SECTION 8. MISCELLANEOUS

         8.1. Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 of the Credit Agreement.

         8.2. Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 1.

         8.3. No Waiver by Course of Conduct; Cumulative Remedies. No Lead Agent or Lender shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Lead Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Lead Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Lead Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4. Enforcement Expenses; Indemnification. (a) Each Guarantor agrees to pay, or reimburse each Lender and Lead Agent for, all its reasonable, out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of one counsel to each Lead Agent and one counsel for the Lenders (unless there is an actual or perceived conflict of interest in which case each Lender affected thereby may retain its own counsel).

                  (b) Each Guarantor agrees to pay, and to save the Lead Agents and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

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                                                                              28

                  (c) Each Guarantor agrees to pay, and to save the Lead Agents and the Lenders harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 11.5 of the Credit Agreement.

                  (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

             8.5. Successors and Assigns. This Agreement shall be binding upon the permitted successors and assigns of each Grantor and shall inure to the benefit of the Lead Agents and the Lenders and their permitted successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

             8.6. Set-Off. Each Grantor hereby irrevocably authorizes each Lead
                  Agent and each Lender at any time and from time to time while an Event of Default pursuant to Section 9(a) of the Credit Agreement shall have occurred and be continuing, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to the extent permitted by applicable law upon any amount to the extent due and payable by such Grantor (whether at the stated maturity, by acceleration or otherwise), to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, other than payroll or trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lead Agent or such Lender or any branch or agency thereof to or for the credit or the account of such Grantor. Each Lead Agent and each Lender shall notify such Grantor promptly of any such set-off and the application made by such Lead Agent or such Lender of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lead Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lead Agent or such Lender may have.

             8.7. Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

             8.8. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

             8.9. Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

             8.10. Integration. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Lead Agents and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any Lead Agent or any Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

             8.11. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND
                   CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

             8.12. Submission To Jurisdiction; Waivers.  Each Grantor hereby irrevocably and unconditionally:

                   (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                   (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                   (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                   (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                   (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

             8.13. Acknowledgements.  Each Grantor hereby acknowledges that:

                   (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

                   (b) no Lead Agent or Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Lead Agents and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                   (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.

             8.14. Additional Grantors. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to
                   Section 7.10 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

             8.15. Releases. (a) At such time as the Loans, the Reimbursement
                   Obligations and the other Obligations (excluding contingent indemnification obligations or obligations with respect to Specified Hedge Agreements) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall promptly deliver to such Grantor any Collateral held by the Administrative Agent hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                   (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents determined to be necessary or advisable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least five

           Business Days prior to the date of the proposed release, written request for release identifying the relevant Subsidiary Guarantor.

8.16. WAIVER OF JURY TRIAL. EACH GRANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH LEAD AGENT AND EACH LENDER, HEREBY RREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

                                             ROUNDY'S INC.



                                             By: /s/ Edward G. Kitz
                                                 ---------------------
                                                 Name:
                                                 Title:



                                             ROUNDY'S ACQUISITION CORP.



                                             By: /s/ Robert A. Mariano
                                                 ----------------------
                                                 Name:
                                                 Title:



                                             CARDINAL FOODS, INC.



                                             By: /s/ Edward G. Kitz
                                                 ---------------------
                                                 Name:
                                                 Title:



                                             THE COPPS CORPORATION



                                             By: /s/ Edward G. Kitz
                                                 ----------------------
                                                 Name:
                                                 Title:

                                               HOLT PUBLIC STORAGE



                                               By: /s/ Edward G. Kitz
                                                   -----------------------
                                                   Name:
                                                   Title:



                                               INSURANCE PLANNERS, INC.



                                               By: /s/ Edward G. Kitz
                                                   -----------------------
                                                   Name:
                                                   Title:



                                               I.T.A., INC.



                                               By: /s/ Edward G. Kitz
                                                   -----------------------
                                                   Name:
                                                   Title:



                                               JONDEX CORP.



                                               By: /s/ Edward G. Kitz
                                                   -----------------------
                                                   Name:
                                                   Title:



                                               KEE TRANS, INC.



                                               By: /s/ Edward G. Kitz
                                                   -----------------------
                                                   Name:
                                                   Title:

                                              MEGA MARTS, INC.



                                              By: /s/ Edward G. Kitz
                                                  -------------------------
                                                  Name:
                                                  Title:



                                              THE MIDLAND GROCERY CO.



                                              By: /s/ Edward G. Kitz
                                                  -------------------------
                                                 Name:
                                                 Title:



                                              MIDLAND GROCERY OF MICHIGAN, INC.



                                              By: /s/ Edward G. Kitz
                                                  -------------------------
                                                 Name:
                                                 Title:



                                              PICK `N SAVE WAREHOUSE FOODS, INC.



                                              By: /s/ Edward G. Kitz
                                                  --------------------------
                                                  Name:
                                                  Title:



                                              RINDT ENTERPRISE, INC.



                                              By: /s/ Edward G. Kitz
                                                  --------------------------
                                                  Name:
                                                  Title:

                                             ROPAK, INC.



                                             By: /s/ Edward G. Kitz
                                                 ---------------------------
                                                 Name:
                                                 Title:



                                             SCOT LAD FOODS, INC.



                                             By: /s/ Edward G. Kitz
                                                 ----------------------------
                                                 Name:
                                                 Title:



                                             SCOT LAD-LIMA, INC.



                                             By: /s/ Edward G. Kitz
                                                 ----------------------------
                                                 Name:
                                                 Title:



                                             SHOP-RITE, INC.



                                             By: /s/ Edward G. Kitz
                                                 ----------------------------
                                                 Name:
                                                 Title:



                                             SPRING LAKE MERCHANDISE, INC.



                                             By: /s/ Edward G. Kitz
                                                 ----------------------------
                                                 Name:
                                                 Title:

                                                     ULTRA MART FOODS, INC.



                                                     By: /s/ Edward G. Kitz
                                                         ----------------------
                                                         Name:
                                                         Title:



                                                     VILLAGE MARKET, LLC



                                                     By: /s/ Edward G. Kitz
                                                         ----------------------
                                                         Name:
                                                         Title:



                                                     By: /s/ Edward G. Kitz
                                                         ----------------------
                                                         Name:
                                                         Title:

                                                                      Schedule 1

                         NOTICE ADDRESSES OF GUARANTORS

23000 Roundy Drive
Pewaukee, Wisconsin 53072
Attention:  Edward G. Kitz
Telecopy:  (262) 953-7979
Telephone:  (262) 953-7999


with a copy to:

Kirkland & Ellis
200 E. Randolph Drive
Chicago, IL 60601
Attention: John A. Weissenbach
Telecopy: (312) 861-2200
Telephone: (312) 861-2000

                                                                      Schedule 2
                                                                      ----------

                       DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock

-----------------------------------------------------------------------------------------------------
                                                                  ISSUED AND
                                             AUTHORIZED          OUTSTANDING
                         STATE OF            SHARES OF            SHARES OF
         NAME          INCORPORATION           STOCK                STOCK               OWNER
 -------------------   -------------      -----------------      ------------    --------------------
-----------------------------------------------------------------------------------------------------
Roundy's, Inc.         Wisconsin          1,000 Common           1,000           Roundy's Acquisition
                                                                                 Corp.
-----------------------------------------------------------------------------------------------------
Badger                 Bermuda            120,000 Common         120,000         Roundy's, Inc.
Assurance Ltd.                                                   (only 66% of
                                                                 which will
                                                                 be pledged)
-----------------------------------------------------------------------------------------------------
Cardinal Foods,        Delaware           750 Common             500             Scot Lad Foods, Inc.
Inc.
-----------------------------------------------------------------------------------------------------
The Copps              Wisconsin          2,500 Common           1,500           Roundy's, Inc.
Corporation
-----------------------------------------------------------------------------------------------------
Holt Public            Wisconsin          2,800 Common           1,000           Roundy's, Inc.
Storage Inc.
-----------------------------------------------------------------------------------------------------
Insurance              Wisconsin          1,000 Common           1,000           Ropak Inc.
Planners, Inc.
-----------------------------------------------------------------------------------------------------
I.T.A., Inc.           Wisconsin          2,800 Common           1,000           Roundy's, Inc.
-----------------------------------------------------------------------------------------------------
Jondex Corp.           Wisconsin          2,000 Common           1,000           Roundy's, Inc.
-----------------------------------------------------------------------------------------------------
Kee Trans, Inc.        Wisconsin          2,800 Common           1,000           Roundy's, Inc.
-----------------------------------------------------------------------------------------------------
Mega Marts, Inc.       Wisconsin          35,800,000 Common      5,800,000       Roundy's, Inc.
-----------------------------------------------------------------------------------------------------
The Midland            Ohio               1,860 Common           100             Shop-Rite, Inc.
Grocery                                   5,000 Series B         210             Cardinal Foods, Inc.
Company                                   Preferred
-----------------------------------------------------------------------------------------------------
Midland Grocery        Michigan           500 Common             100             Roundy's, Inc.
of Michigan, Inc.
-----------------------------------------------------------------------------------------------------
Pick `n Save           Wisconsin          2,500 Common           1,000           Ropak Inc.
Warehouse
Foods, Inc.
-----------------------------------------------------------------------------------------------------
Rindt                  Wisconsin          9,000 Common           1,000           Ropak Inc.
Enterprises, Inc.
-----------------------------------------------------------------------------------------------------
Ropak Inc.             Wisconsin          2,000 Common           1,250           Roundy's, Inc.
-----------------------------------------------------------------------------------------------------
Scot Lad Foods, Inc.   Wisconsin          2,800 Common           110             Roundy's, Inc.
-----------------------------------------------------------------------------------------------------
Scot Lad-Lima, Inc.    Ohio               750 Common             100             Scot Lad Foods, Inc.
-----------------------------------------------------------------------------------------------------
Shop-Rite, Inc.        Wisconsin          2,500 Common           892             Ropak Inc.
-----------------------------------------------------------------------------------------------------
Spring Lake            Ohio               750 Common             100             Scot Lad Foods, Inc.
Merchandise, Inc.
-----------------------------------------------------------------------------------------------------

                                                                            ISSUED AND
                                                    AUTHORIZED             OUTSTANDING
                               STATE OF              SHARES OF              SHARES OF
NAME                         INCORPORATION             STOCK                  STOCK                  OWNER
---------------------- ----------------------- ---------------------- ---------------------- -------------------------
Ultra Mart             Wisconsin               100 Common             100                    Roundy's, Inc.
Foods, Inc.
----------------------------------------------------------------------------------------------------------------------
Village Market, LLC    Indiana                 N/A                    Uncertificated         Shop-Rite, Inc.
                                                                      ownership Interests    (Managing Member)
                                                                      Shop-Rite, Inc.        Scot-Lad Foods, Inc.
                                                                      (1 Unit)               (Member)
                                                                      Scot Lad Foods, Inc.
                                                                      (99 Units)
----------------------------------------------------------------------------------------------------------------------

Pledged Notes:

None

                                                                      Schedule 3

                            FILINGS AND OTHER ACTIONS

                     REQUIRED TO PERFECT SECURITY INTERESTS

                         Uniform Commercial Code Filings

                                FILING LOCATIONS

----------------------------------------------------------------------------------------------------------------------
Debtor                              Jurisdiction                      Filing Office
----------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.                      Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Roundy's Acquisition Corp.          Delaware                          Secretary of State of the State of Delaware
----------------------------------------------------------------------------------------------------------------------
Cardinal Foods, Inc.                Delaware                          Secretary of State of the State of Delaware
----------------------------------------------------------------------------------------------------------------------
The Copps Corporation               Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Holt Public Storage Inc.            Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Insurance Planners, Inc.            Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
I.T.A., Inc.                        Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Jondex Corp.                        Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Kee Trans, Inc.                     Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.                    Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
The Midland Grocery Co.             Ohio                              Secretary of State of the State of Ohio
----------------------------------------------------------------------------------------------------------------------
Midland Grocery of Michigan, Inc.   Michigan                          Michigan Department of State, UCC Unit
----------------------------------------------------------------------------------------------------------------------
Pick `N Save Warehouse Foods, Inc.  Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Rindt Enterprises, Inc.             Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Ropak Inc.                          Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Scot Lad Foods, Inc.                Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Scot Lad-Lima, Inc.                 Ohio                              Secretary of State of the State of Ohio
----------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.                     Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Spring Lake Merchandise, Inc.       Ohio                              Secretary of State of the State of Ohio
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Debtor                              Jurisdiction                      Filing Office
----------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.                      Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Roundy's Acquisition Corp.          Delaware                          Secretary of State of the State of Delaware
----------------------------------------------------------------------------------------------------------------------
Ultra Mart Foods, Inc.              Wisconsin                         Wisconsin Department of Financial Institutions
----------------------------------------------------------------------------------------------------------------------
Village Market, LLC                 Indiana                           Secretary of State of the State of Indiana
----------------------------------------------------------------------------------------------------------------------

                          Patent and Trademark Filings

Grant of Security Interest in Copyrights Rights, executed and delivered by The Copps Corporation, a Wisconsin corporation, in favor of the Administrative Agent to be filed in the United States Copyright Office

Grant of Security Interest in Copyright Rights, executed and delivered by Scot Lad Foods, Inc., a Wisconsin corporation, in favor of the Administrative Agent to be filed in the United States Copyright Office

Grant of Security Interest in Trademark Rights, executed and delivered by Cardinal Foods, Inc., a Delaware corporation, in favor of the Administrative Agent to be filed in the United States Trademark and Patent Office

Grant of Security Interest in Trademark Rights, executed and delivered by Scot Lad Foods, Inc., a Wisconsin corporation, in favor of the Administrative Agent to be filed in the United States Trademark and Patent Office

Grant of Security Interest in Trademark Rights, executed and delivered by The Copps Corporation, a Wisconsin corporation, in favor of the Administrative Agent to be filed in the United States Trademark and Patent Office

Grant of Security Interest in Trademark Rights, executed and delivered by Roundy's, Inc., a Wisconsin corporation, in favor of the Administrative Agent to be filed in the United States Trademark and Patent Office

                      Actions with respect to Pledged Stock

Administrative Agent takes possession of Pledged Stock listed on Schedule 2

                                                                      Schedule 4

                    LOCATION OF JURISDICTION OF ORGANIZATION

                           AND CHIEF EXECUTIVE OFFICE



--------------------------------------------------------------------------------
                                        STATE OF                  IDENTIFICATION
       NAME                           ORGANIZATION                    NUMBER
--------------------------------------------------------------------------------
 Roundy's, Inc.                       Wisconsin                   1R04119
--------------------------------------------------------------------------------
 Roundy's Acquisition Corp.           Delaware                    3503625
--------------------------------------------------------------------------------
 Cardinal Foods, Inc.                 Delaware                    2110522
--------------------------------------------------------------------------------
 The Copps Corporation                Wisconsin                   1C10400
--------------------------------------------------------------------------------
 Holt Public Storage Inc.             Wisconsin                   H023974
--------------------------------------------------------------------------------
 Insurance Planners, Inc.             Wisconsin                   1I02836
--------------------------------------------------------------------------------
 I.T.A., Inc.                         Wisconsin                   K022601
--------------------------------------------------------------------------------
 Jondex Corp.                         Wisconsin                   1J01342
--------------------------------------------------------------------------------
 Kee Trans, Inc.                      Wisconsin                   K022603
--------------------------------------------------------------------------------
 Mega Marts, Inc.                     Wisconsin                   M036250
--------------------------------------------------------------------------------
 The Midland Grocery Co.              Ohio                        17634
--------------------------------------------------------------------------------
 Midland Grocery of Michigan, Inc.    Michigan                    494115
--------------------------------------------------------------------------------
 Pick `N Save Warehouse Foods, Inc.   Wisconsin                   1P09441
--------------------------------------------------------------------------------
 Rindt Enterprises, Inc.              Wisconsin                   1R11395
--------------------------------------------------------------------------------
 Ropak Inc.                           Wisconsin                   1R04036
--------------------------------------------------------------------------------
 Scot Lad Foods, Inc.                 Wisconsin                   1L12848
--------------------------------------------------------------------------------
 Scot Lad-Lima, Inc.                  Ohio                        847689
--------------------------------------------------------------------------------
 Shop-Rite, Inc.                      Wisconsin                   1S15389
--------------------------------------------------------------------------------
 Spring Lake Merchandise, Inc.        Ohio                        732029
--------------------------------------------------------------------------------
 Ultra Mart Foods, Inc.               Wisconsin                   1K02886
--------------------------------------------------------------------------------
 Village Market, LLC                  Indiana                     N/A
--------------------------------------------------------------------------------

Location of Chief Executive Office of all Grantors:

23000 Roundy Drive, Pewaukee, Wisconsin 53072

                                                                      Schedule 5
                                                                      ----------

                      LOCATIONS OF INVENTORY AND EQUIPMENT

                                                                                -------------------------------------------------
                                                                                                TYPE OF COLLATERAL
---------------------------------------------------------------------------------------------------------------------------------
       Corp. Entity               Collateral Location         County      Leased Inventory    Equip.   Office      R.E./   R.E./
                                                             Location                                  Equip/      Land    Land +
                                                                                                       Supplies    Only    Bldgs.
---------------------------------------------------------------------------------------------------------------------------------
Cardinal Foods, Inc.         4187 Arlingate Plaza (2)        Franklin       X                              X
                             Columbus, OH 43228
---------------------------------------------------------------------------------------------------------------------------------
Cardinal Foods, Inc.         1350 Wolohan Drive (10)           Boyd                                                           X
                             Ashland, KY
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8101 Copps Foods               Portage        X        X          X
                             1850 Plover Road
                             Plover, WI 54467
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8103 Copps Foods               Portage        X        X          X                    X
                             3256 Church Street
                             Stevens Point, WI 54481
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8105 Copps Foods              Winnebago                X          X                             X
                             1200 South Koeller Street
                             Oshkosh, WI 54902
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8106 Copps Foods                 Wood         X        X          X                    X
                             340 South 8th Street
                             Medford, WI 54454
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8107 Copps Foods                Brown         X        X          X
                             1291 Lombardi Access Road
                             Green Bay, WI 54304
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8108 Copps Foods              Outagamie       X        X          X                    X
                             1919 East Calumet Street
                             Appleton, WI 54915
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8109 Copps Foods              Manitowoc       X        X          X
                             3415 Custer Street
                             Manitowoc, WI 54220
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8110 Copps Foods                Brown         X        X          X
                             1819 Main Street
                             Green Bay, WI 54302
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8112 Copps Foods             Fond du Lac      X        X          X                    X
                             330 North Peters Avenue
                             Fond du Lac, WI 54935
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8114 Copps Foods                 Dane         X        X          X
                             620 South Whitney Way
                             Madison, WI 53711
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8115 Copps Foods               Langlade       X        X          X
                             405 Highway 64 East
                             Antigo, WI 54409
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8116 Copps Foods               Portage        X        X          X
                             5657 East Highway 10
                             Stevens Point, WI 54481
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8117 Copps Foods                 Iron         X        X          X                    X
                             1009 Holiday Lane
                             Hurley, WI 54534
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8118 Copps Foods              Outagamie       X        X          X                    X
---------------------------------------------------------------------------------------------------------------------------------

                                        8

---------------------------------------------------------------------------------------------------------------------------------
                             2400 West Wisconsin Ave.
                             Appleton, WI 54915
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8119 Copps Foods              Eau Claire      X        X          X                    X
                             3310 East Hamilton Avenue
                             Eau Claire, WI 54701
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8121 Copps Foods                 Wood         X        X          X
                             900 East Riverview
                             Expressway, Wisconsin
                             Rapids, WI 54494
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8124 Copps Foods              Winnebago                X          X                             X
                             1530 S. Commercial Street
                             Neenah, WI 54956
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8127 Copps Foods                Price                  X          X                             X
                             256 South Lake Street
                             Phillips, WI 54555
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8150 Copps Foods                 Wood         X        X          X                             X
                             1105 North Central Avenue
                             Marshfield, WI 54449
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8175 Copps Foods               Waushara       X        X          X
                             950 East Main Street
                             Wautoma, WI 54982
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        #8178 Copps Foods                 Dane         X        X          X
                             2502 Shopko Drive
                             Madison, WI 53704
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        2220 Minnesota Avenue           Portage                 X          X          X                  X
                             Stevens Point, WI
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        2828 Wayne Street               Portage                 X          X          X                  X
                             Stevens Point, WI
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        1440 Pinecrest Avenue           Portage                                                          X
                             Stevens Point, WI 54481
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        3308 Wayne Street               Portage        X        X          X                             X
                             Stevens Point, WI 54481
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        2551 Jackson Street            Winnebago                                                         X
                             Oshkosh, WI 54907
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        315 South Main Street            Clark                                                           X
                             Greenwood, WI 54437
---------------------------------------------------------------------------------------------------------------------------------
The Copps Corporation        3501 Dixon Street               Portage                                                 X
                             Stevens Point, WI 54481
---------------------------------------------------------------------------------------------------------------------------------
Holt Public Storage, Inc.    7501 North 81 Street (187)     Milwaukee       X        X          X
                             Milwaukee, WI 53223
---------------------------------------------------------------------------------------------------------------------------------
Insurance Planners, Inc.     23050 Roundy Drive (1B)         Waukesha       X                              X
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
I.T.A., Inc.                 16655 W. Glendale Dr. (3)       Waukesha       X                              X
                             New Berlin, WI 53151
---------------------------------------------------------------------------------------------------------------------------------
Kee Trans, Inc.              16655 W. Glendale Dr.           Waukesha       X                   X          X
                             New Berlin, WI 53151
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 #6353 Pick 'n Save (12)          Green                                                           X
                             112 W. 8th St., Hwy. 11W
                             Monroe, WI 53566
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 23000 Roundy Drive (1A)         Waukesha                                      X                  X
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 23050 Roundy Drive (1B)         Waukesha                                                         X
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 11300 W. Burleigh St. (2)      Milwaukee                                                         X
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Wauwatosa, WI 53222
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 11500 W. Burleigh St.            Milwaukee                                                       X
                             Wauwatosa, WI 53222
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 16655 W. Glendale Dr. (3)         Waukesha                                                       X
                             New Berlin, WI 53151
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 Oconomowoc, WI                    Waukesha                                              X
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 Oshkosh, WI                       Oshkosh                                               X
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 Kenosha, WI                       Kenosha                                               X
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 Highways 83 & 16                  Waukesha                                              X
                             Delafield, WI
---------------------------------------------------------------------------------------------------------------------------------
Jondex Corp.                 Wellston, OH                      Jackson                                               X
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6843 Pick 'n Save               Milwaukee     X        X          X
                             4200-D South 76 Street
                             Greenfield, WI 53220
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6845 Pick 'n Save               Milwaukee     X        X          X
                             3701 South 27 Street
                             Milwaukee, WI 53221
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6846 Pick 'n Save               Milwaukee     X        X          X
                             2625 South 108 Street
                             West Allis, WI 53227
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6847 Pick 'n Save               Milwaukee     X        X          X
                             6760 West National Avenue
                             West Allis, WI 53214
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6848 Pick 'n Save               Milwaukee     X        X          X
                             6462 South 27 Street
                             Oak Creek, WI 53154
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6849 Pick 'n Save                Kenosha      X        X          X
                             5914 - 75th Street
                             Kenosha, WI 53142
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6851 Pick 'n Save                 Racine      X        X          X
                             2406 South Green Bay Road
                             Racine, WI 53403
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6853 Pick 'n Save                Waukesha              X          X                             X
                             12735 West Capitol Drive
                             Brookfield, WI 53005
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6854 Pick 'n Save               Jefferson     X        X          X
                             607 South Church Street
                             Watertown, WI 53094
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6857 Pick 'n Save               Milwaukee     X        X          X
                             4698 South Whitnall
                             St. Francis, WI 53235
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6858 Pick 'n Save               Milwaukee     X        X          X
                             150 West Holt Avenue
                             Milwaukee, WI 53207
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc. (MM         150 W. Holt Avenue (6860)        Milwaukee     X        X          X
Distributing)                Milwaukee, WI 53207
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6862 Pick 'n Save               Milwaukee     X        X          X
                             8770 South Howell Avenue
                             Oak Creek, WI 53153
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6863 Pick 'n Save                 Racine      X        X          X
                             2210 Rapids Drive
                             Racine, WI 53403
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6864 Pick 'n Save               Milwaukee     X        X          X
                             1818 West National Avenue
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                             Milwaukee, WI 53204
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6865 Pick 'n Save                  Rock       X        X          X
                             1717 South Center Avenue
                             Janesville, WI 53546
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             #6866 Pick 'n Save                  Lake       X        X          X
                             2700 Belvidere Road
                             Waukegan, IL 60085
---------------------------------------------------------------------------------------------------------------------------------
Mega Marts, Inc.             Corporate Office                 Milwaukee     X                              X
                             150 West Holt Avenue
                             Milwaukee, WI 53207
---------------------------------------------------------------------------------------------------------------------------------
The Midland Grocery Co.      6500 S. U.S. 421 (9)              LaPorte               X          X          X                  X
                             Westville, IN 46391
---------------------------------------------------------------------------------------------------------------------------------
Midland Grocery of           1764 Creston Street (4)           Muskegon              X          X          X                  X
Michigan, Inc.               Muskegon, MI 49442
---------------------------------------------------------------------------------------------------------------------------------
Midland Grocery of           111 East Exchange Street           Ottawa                                                        X
Michigan, Inc.               Spring Lake, MI 49456
---------------------------------------------------------------------------------------------------------------------------------
Rindt Enterprises, Inc.      #6340 Pick 'n Save               Sheboygan     X        X          X          X
                             2213 Calumet Drive
                             Sheboygan, WI 53083
---------------------------------------------------------------------------------------------------------------------------------
Rindt Enterprises, Inc.      #6341 Park & Shop (13)           Sheboygan              X          X                             X
                             1317 N. 25th Street
                             Sheboygan, WI 53081
---------------------------------------------------------------------------------------------------------------------------------
Rindt Enterprises, Inc.      #6343 Pick 'n Save               Sheboygan     X        X          X          X
                             2643 Eastern Avenue
                             Plymouth, WI 53073
---------------------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.               23000 Roundy Drive (1A)           Waukesha     X                   X          X
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.               11300 W. Burleigh Street (2)     Milwaukee     X        X          X          X
                             Wauwatosa, WI 53222
---------------------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.               11400 West Burleigh Street       Milwaukee     X        X          X
                             Wauwatosa, WI 53222
---------------------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.               11500 W. Burleigh Street (2)     Milwaukee     X        X          X          X
                             Wauwatosa, WI 53222
---------------------------------------------------------------------------------------------------------------------------------
Roundy's, Inc.               401 Walter Road (120)               Dane       X        X          X          X
                             Mazomanie, WI 53560
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad Foods, Inc.         Route 45 South, Box 411 (7)        Saline               X          X          X                  X
                             Eldorado, IL 62930
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad Foods, Inc.         4501 Peters Road (8)            Vanderburgh             X          X          X                  X
                             Evansville, IN 47711
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad Foods, Inc.         Peters Road                     Vanderburgh                                             X
                             Evansville, IN
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad Foods, Inc.         6916 Nelson Road (5)               Allen                                                         X
                             Ft. Wayne, IN 46803
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad-Lima, Inc.          1100 Prosperity Road (6)           Allen                X          X          X                  X
                             Lima, OH 45801
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad-Lima, Inc.          1200 East Kibby Street             Allen       X        X          X          X
                             Lima, OH
---------------------------------------------------------------------------------------------------------------------------------
Scot Lad-Lima, Inc.          1601 E. Fourth Street (140)        Allen       X        X          X
                             Lima, OH
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              23000 Roundy Drive                Waukesha     X                              X
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #409 Pick 'n Save (80)            Lawrence     X        X          X
                             1113 Ironton Hills Drive
                             Ironton, OH 45638
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #417 Pick 'n Save (210)         Van Wert       X        X          X
                             719 Fox Road
                             Van Wert, OH 45891
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #883 Orchard Markets (192)       Ottawa        X        X          X
                             17026 Lloyds Bayou Drive
                             Spring Lake, MI 49456
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #884 Orchard Markets (50)       Muskegon       X        X          X
                             6530 Airline Road
                             Fruitport, MI 49415
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #885 Orchard Markets (126)      Muskegon       X        X          X
                             3031 Heights Ravenna Road
                             Muskegon, MI 49444
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #886 Orchard Markets (125)      Muskegon       X        X          X
                             2301 Holton Road
                             Muskegon, MI 49445
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #6301 Pick 'n Save              Waukesha       X        X          X
                             17630 W. Bluemound Rd.
                             Brookfield, WI 53005
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #6308 Pick 'n Save              Waukesha       X        X          X
                             220 East Sunset Drive
                             Waukesha, WI 53186
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #6312 Pick 'n Save              Waukesha       X        X          X
                             N95W18273 County Line Rd.
                             Menomonee Falls, WI 53051
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #6315 Pick 'n Save              Waukesha       X        X          X
                             2160 Silvernail Road
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #6329 Pick 'n Save                Door         X        X          X
                             1847 Egg Harbor Road
                             Sturgeon Bay, WI 54235
---------------------------------------------------------------------------------------------------------------------------------
Shop-Rite, Inc.              #6353 Pick 'n Save (12)          Green         X        X          X
                             112 West 8th Street
                             Monroe, WI 53566
---------------------------------------------------------------------------------------------------------------------------------
Spring Lake                  1200 Washington St. (211)       Van Wert       X        X          X          X
Merchandise, Inc.            Van Wert, OH 45891
---------------------------------------------------------------------------------------------------------------------------------
Spring Lake                  1181 Grill Road                 Van Wert       X        X
Merchandise, Inc.            Van Wert, OH 45891
---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6356 Pick 'n Save             Milwaukee       X        X          X          X
                             10130 W. Appleton Avenue
                             Milwaukee, WI 53225
---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6357 Pick 'n Save             Washington      X        X          X          X
                             N112 W16200 Mequon Rd.
                             Germantown, WI 53022
---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6358 Pick 'n Save              Waukesha       X        X          X          X
                             601 Ryan Street
                             Pewaukee, WI 53072
---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6359 Pick 'n Save             Milwaukee       X        X          X          X
                             7830 W. Good Hope Road
                             Milwaukee, WI 53223
---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6360 Pick 'n Save             Milwaukee       X        X          X          X
                             7201 South 76 Street
                             Franklin, WI 53132
---------------------------------------------------------------------------------------------------------------------------------

                                       12

---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6361 Pick 'n Save             Winnebago       X        X          X          X
                             1425 S. Commercial Street
                             Neenah, WI 54956
---------------------------------------------------------------------------------------------------------------------------------
Ultra Mart, Inc.             #6362 Pick 'n Save             Winnebago       X        X          X          X
                             647 South Green Bay Road
                             Neenah, WI 54956
---------------------------------------------------------------------------------------------------------------------------------
Village Market, LLC          #8635 Pick 'n Save            Bartholomew      X        X          X          X
                             1343 North National Road
                             Columbus, IN 47203
---------------------------------------------------------------------------------------------------------------------------------

                                                                      Schedule 6

                              INTELLECTUAL PROPERTY

All of the intellectual property identified in this Schedule 6 is owned by the Company or one of its Subsidiaries unless otherwise noted.

FEDERAL TRADEMARK REGISTRATIONS/1/

----------------------------------------------------------------------------------------------------------------------
                                                                                              NEXT ACTION
MARK                                      REG. NO.                   REG. DATE                    DUE
----------------------------------------------------------------------------------------------------------------------
ADVANTAGE                                 1,516,884                  12/13/88
----------------------------------------------------------------------------------------------------------------------
ADVANTAGE PLUS                            1,964,854                  04/02/96
----------------------------------------------------------------------------------------------------------------------
ADVANTAGE REWARDS                         2,034,398                  01/28/97
----------------------------------------------------------------------------------------------------------------------
BONNIE BLUE                               1,831,499                  04/19/94
----------------------------------------------------------------------------------------------------------------------
BUYERS' CHOICE                            1,482,325                  03/29/88
----------------------------------------------------------------------------------------------------------------------
BUYERS' CHOICE                            1,526,789                  02/28/89
----------------------------------------------------------------------------------------------------------------------
BUYERS' CHOICE                            1,554,332                  09/5/89
----------------------------------------------------------------------------------------------------------------------
BUYERS' CHOICE/2/                         1,667,725                  12/10/91
----------------------------------------------------------------------------------------------------------------------
BUYERS' CHOICE/3/                         1,957,402                  02/20/96
----------------------------------------------------------------------------------------------------------------------
BUYERS' CHOICE/4/                         1,972,759                  05/07/96
----------------------------------------------------------------------------------------------------------------------
CHUMMMIE/5/                               1,175,416                  10/27/81
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NEXT ACTION
MARK                                      REG. NO.                   REG. DATE                  DUE
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
CLIPPER SHIP/6/                           1,174,870                  10/27/81
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (I.C., the penguin)        1,610,215                  08/14/90
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (Coco, the monkey)         1,610,216                  08/14/90
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (The Inspector)            1,610,851                  08/21/90
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (Scratch, the cat)         1,610,852                  08/21/90
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (Bagaroo, the kangaroo)    1,610,853                  08/21/90
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (Chops, the dog)           1,610,854                  08/21/90
----------------------------------------------------------------------------------------------------------------------
COPPS & Design (Wink, the rabbit)         1,610,855                  08/21/90
----------------------------------------------------------------------------------------------------------------------
COPPS KEY SAVING CLUB                     2,213,971                  12/29/98
----------------------------------------------------------------------------------------------------------------------
FAMILY FAVORITE/7/                        1,212,617                  10/12/82
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Design (Mor for Less logo)  1,755,950                  03/02/93
----------------------------------------------------------------------------------------------------------------------
MOR FOR LESS                              1,805,581                  11/16/93
----------------------------------------------------------------------------------------------------------------------
MORE THAN A NAME...A PROMISE/8/           1,399,928                  07/01/86
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NEXT ACTION
MARK                                      REG. NO.                   REG. DATE                  DUE
----------------------------------------------------------------------------------------------------------------------
MR. MONEYSWORTH/9/                        1,299,151                  10/02/84
----------------------------------------------------------------------------------------------------------------------
OLD TIME/10/                                806,997                  04/12/66
----------------------------------------------------------------------------------------------------------------------
OLD TIME/11/                                942,886                  09/12/72
----------------------------------------------------------------------------------------------------------------------
OLD TIME/12/                              1,277,236                  05/08/84
----------------------------------------------------------------------------------------------------------------------
OLD TIME/13/                              1,281,019                  06/05/84
----------------------------------------------------------------------------------------------------------------------
OLD TIME/14/                              1,327,815                  04/02/85
----------------------------------------------------------------------------------------------------------------------
OLD TIME/15/                              1,416,822                  11/11/86
----------------------------------------------------------------------------------------------------------------------
OLD TIME/16/                              1,612,551                  09/11/90
----------------------------------------------------------------------------------------------------------------------
OLD TIME/17/                              1,748,744                  01/26/93
----------------------------------------------------------------------------------------------------------------------
OLD TIME/18/                              1,958,170                  02/27/96
----------------------------------------------------------------------------------------------------------------------
OLD TIME PANTRY/19/                       1,297,237                  09/18/84
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE/20/                          1,303,015                  10/30/84
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NEXT ACTION
MARK                                      REG. NO.                   REG. DATE                  DUE
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE/21/                          1,388,449                  04/01/86
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE/22/                          1,443,606                  06/16/87
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE'S/23/                        1,391,748                  04/29/86
----------------------------------------------------------------------------------------------------------------------
PRICE LESS FOODS/24/                      1,857,394                  10/04/94
----------------------------------------------------------------------------------------------------------------------
QUEEN OF SCOT/25/                           783,307                  01/12/65
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                    937,195                  07/04/72
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,187,206                  01/19/82
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,254,205                  10/18/83
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,388,749                  04/08/86
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,412,925                  10/14/86
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,626,534                  12/11/90
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,703,187                  07/28/92
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,943,818                  12/26/95
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                                  1,966,793                  04/09/96
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S BETTER                           1,190,985                  02/23/82
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NEXT ACTION
MARK                                      REG. NO.                   REG. DATE                  DUE
----------------------------------------------------------------------------------------------------------------------
FOODS/26/
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S BETTER FOODS & Design/27/        1,187,205                  01/19/82
----------------------------------------------------------------------------------------------------------------------
SCOT FARMS/28/                              842,959                  01/23/68
----------------------------------------------------------------------------------------------------------------------
SCOT FARMS/29/                            1,204,950                  08/10/82
----------------------------------------------------------------------------------------------------------------------
SCOT FARMS & Design/30/                   1,204,949                  08/10/82
----------------------------------------------------------------------------------------------------------------------
SCOT FARMS A SCOT FARMS QUALITY STORE &   1,204,951                  08/10/82
Design/31/
----------------------------------------------------------------------------------------------------------------------
SCOT LAD/32/                                947,324                  11/14/72
----------------------------------------------------------------------------------------------------------------------
SCOT LAD/33/                              1,330,408                  04/16/85
----------------------------------------------------------------------------------------------------------------------
SCOT LAD/34/                              1,473,393                  01/19/88
----------------------------------------------------------------------------------------------------------------------
SINGLE SELECT SERVING SIZED FOR 1 &       1,968,152                  04/16/96
Design/35/
----------------------------------------------------------------------------------------------------------------------
SMP ADVERTISING                           1,736,975                  12/01/92
----------------------------------------------------------------------------------------------------------------------
SPRING LAKE/36/                           1,197,613                  06/15/82
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                            NEXT ACTION
MARK                                      REG. NO.                   REG. DATE                  DUE
----------------------------------------------------------------------------------------------------------------------
SPRING LAKE/37/                           1,485,845                  04/26/88
----------------------------------------------------------------------------------------------------------------------
SPRING LAKE/38/                           1,491,922                  06/14/88
----------------------------------------------------------------------------------------------------------------------
SUNNY VALLEY                              1,751,433                  02/09/93
----------------------------------------------------------------------------------------------------------------------
SUNNY VALLEY                              2,087,453                  08/12/97
----------------------------------------------------------------------------------------------------------------------
T-MART/39/                                1,257,967                  11/15/83
----------------------------------------------------------------------------------------------------------------------
TOGETHER, WE SHARE.  TOGETHER WE CARE.    1,685,683                  05/05/92
& Design/40/
----------------------------------------------------------------------------------------------------------------------
VIKING FOODS (Stylized)/41/               1,215,344                  11/02/82
----------------------------------------------------------------------------------------------------------------------
VILLAGE MARKET/42/                        2,152,805                  04/21/98
----------------------------------------------------------------------------------------------------------------------
WHEN IT COMES TO PRICE, NOW WE'RE         2,097,345                  09/16/97
TALKING EVEN LOWER!/43/
----------------------------------------------------------------------------------------------------------------------
WHEN IT COMES TO PRICE, WE'RE STILL       2,113,777                  11/18/97
TALKING LOW!/44/
----------------------------------------------------------------------------------------------------------------------

STATE TRADEMARK REGISTRATIONS/45/

----------------------------------------------------------------------------------------------------------------------
                                                                                                     NEXT
MARK                                STATE             REG. NO.             REG. DATE              ACTION DUE
----------------------------------------------------------------------------------------------------------------------
ATRIUM COURT/46/                    Wisconsin         N/A                  02/24/88
----------------------------------------------------------------------------------------------------------------------
BUTCHER BLOCK                       Wisconsin         N/A                  01/11/77
                                                                           12/11/96
                                                                           (renewal date)
----------------------------------------------------------------------------------------------------------------------
COPPS FOODS R LESS/47/              Wisconsin         N/A                  04/20/83
----------------------------------------------------------------------------------------------------------------------
FABRICA DE TORTILLA & Design/48/    Wisconsin         N/A                  12/08/93
----------------------------------------------------------------------------------------------------------------------
FOODMART/49/                        Wisconsin         N/A                  11/14/84
----------------------------------------------------------------------------------------------------------------------
LEAN `N TENDER/50/                  Wisconsin         N/A                  09/15/82
----------------------------------------------------------------------------------------------------------------------
LOVIN' OVEN/51/                     Wisconsin         N/A                  02/24/88
----------------------------------------------------------------------------------------------------------------------
MEGA MALL/52/                       Wisconsin         N/A                  12/04/96
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Design (Rose)         Wisconsin         N/A                  03/29/89
----------------------------------------------------------------------------------------------------------------------
Miscellaneous Design (Mr. Roundy    Wisconsin         13,278               11/12/64
logo)/53/
----------------------------------------------------------------------------------------------------------------------
MUFFIN MAGIC                        Wisconsin         N/A                  03/16/88
----------------------------------------------------------------------------------------------------------------------
OLD TIME                            Wisconsin         16,627               01/18/89
----------------------------------------------------------------------------------------------------------------------
OLD TIME                            Wisconsin         13,181               09/10/64
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                                     NEXT
MARK                                STATE             REG. NO.             REG. DATE              ACTION DUE
----------------------------------------------------------------------------------------------------------------------
PASTRY KITCHEN                      Wisconsin         N/A                  07/19/89
----------------------------------------------------------------------------------------------------------------------
PETALS AND PLANTS                   Wisconsin         N/A                  02/24/88
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE                        Michigan          M83-025              09/09/81
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE                        Wisconsin         21,998               04/05/75
----------------------------------------------------------------------------------------------------------------------
RON AND LLOYD'S/54/                 Wisconsin         N/A                  07/23/86
----------------------------------------------------------------------------------------------------------------------
ROSE PETALS                         Wisconsin         N/A                  03/29/89
----------------------------------------------------------------------------------------------------------------------
ROUNDY'S                            Wisconsin         11,877               10/31/41
                                                                           04/18/01
                                                                           (renewal date)
----------------------------------------------------------------------------------------------------------------------
SHOP RITE                           Wisconsin         15,936               01/13/88
----------------------------------------------------------------------------------------------------------------------
SMOKE HAUS MEATS                    Wisconsin         N/A                  02/24/88
----------------------------------------------------------------------------------------------------------------------
TENDERAGED/55/                      Wisconsin         12,353               02/22/63
                                                                           02/23/83
                                                                           (renewal date)
----------------------------------------------------------------------------------------------------------------------
THE FRESH GUYS RON & LLOYD'S &      Wisconsin         N/A                  07/23/86
Design/56/
----------------------------------------------------------------------------------------------------------------------
UNITED FOODS U.F./57/               Wisconsin         N/A                  11/17/82
----------------------------------------------------------------------------------------------------------------------

MATERIAL COMMON LAW TRADEMARKS (unless indicated otherwise)

CARDINAL FOODS
COMMEND/58/

COPPS FOOD CENTER
FRESH CUTS
GARDEN FRESH
GREAT PLAINS
IGA and/or IGA & Design/59/
MAIN STREET DELI
MEGA FOOD CENTER
OLD TIME/60/
ORCHARD FOODS
PARK & SAVE
PARK & SHOP
REAL & Design/61/
ROUNDY'S
SHOP-RITE
SMART SHOPPER
SUPER SOFT
ULTRA FOOD CENTER
WE CARE/62/
WE CARE ABOUT YOU/63/

ROUNDY'S TRADEMARK LICENSES

----------------------------------------------------------------------------------------------------------------------
          TRADEMARK                       PARTIES                        AGREEMENT                      DATE
----------------------------------------------------------------------------------------------------------------------
OLD TIME                        Roundy's, Inc. and Olde      Settlement and License Agreement   01/01/93
                                Tyme Foods, Inc.
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE                    Roundy's, Inc. and Scot      Intercompany License               10/24/86
                                Lad Foods, Inc.
----------------------------------------------------------------------------------------------------------------------
PICK `N SAVE                    Roundy's, Inc. and           Assignment and License Agreement   April 26, 1983
                                Wetterau Incorporated
----------------------------------------------------------------------------------------------------------------------

TRADEMARK LICENSES RELATING TO PRIVATE LABEL BRANDS

Each of the following parties is subject to either an oral or written license relating to certain Intangible Rights:

AJM
Bunzl
Duro
Gaylord
Hometown / S & G
Inteplast
Orange Plastics
Sonoco
Trinity Packaging
Vanguard (-0-)
Triangle Wholesale Co. Inc. (written license for use of the ROUNDY'S mark on alcoholic beverages)

Any other licenses involving the above entities have been granted on a nonexclusive basis solely for the purpose of creating items, such as labels and bags bearing certain Intangible Rights, for use by the Company and/or its Subsidiaries.

TRADEMARK LICENSES EMBODIED IN CUSTOMER AND LICENSE SUPPLY AGREEMENTS

Each of the parties on the attached Customer and License Supply Agreements list (located at Exhibit A), which is incorporated herein by reference, is subject to a written Customer and License Supply Agreement relating to either the ADVANTAGE, ADVANTAGE PLUS and PICK `N SAVE marks, the MOR FOR LESS mark or the VILLAGE MARKET mark.

TRADEMARK LICENSES CONTAINED IN FREQUENT SHOPPER PROGRAM AGREEMENTS

Each of the parties on the attached Frequent Shopper Program list (located at Exhibit B), which is incorporated herein by reference, is subject to a written license, in connection with a frequent shopper program relating to either the ADVANTAGE and/or ADVANTAGE PLUS mark(s) or the ROUNDY'S mark.

In addition, each of the following stores listed herein is subject to either an oral or written license relating to the ADVANTAGE and/or ADVANTAGE PLUS mark(s) in connection with a frequent shopper program.

Ric's  (4 stores)
Sparta Mad Pricer
Priced Rights Foods
Herrin Mad Pricer

Salem Mad Pricer
Belleville Mad Pricer
WF Mad Pricer
Harrisburg Mad Pricer
Marshall Red & White
Bellettini Wilmington
Bellettini Seneca
Martins #2
Martins #6
Martins Niles
Martins #16
Martins #7
Martins #10
Martins #1
Martins Plymouth
Martins #15
Martins #11
Martins #14
Martins #12
Martins #17
Martins #4
Martins #20
Martins St. Joe
Martins #8
Martins Logansport
Wilco Cedar Lake
Wilco Rensselear
New Philadelphia
Burbank Road Super
Medina Super
Delaware Super
Orrville Super
Coshocton Super
Wadsworth Super
Wooster Super
Ashland Supermarket
River Styx
Parkside Super
Wellington Village Market
Elyria Apple
Norwalk Apple
Cutshaws Market
Pataskala Village Market
Van Wert Pick `N Save
Ironton Pick `N Save
Flicks Foods-Burlington

Flicks Foods-Hebron
Hiller's Stores-Berkley Supermarket
Hiller's Stores-Northville Super
Hiller's Stores-Orchard Lake Market
Hiller's Stores-Haggerty Super
Hiller's Stores-Hiller Supermarket
Hiller's Stores-Arborland

TRADEMARK SETTLEMENT AND CONCURRENT USE AGREEMENTS

----------------------------------------------------------------------------------------
          TRADEMARK                       PARTIES                     AGREEMENT
----------------------------------------------------------------------------------------
ADVANTAGE                       Roundy's, Inc. and Bergen    Settlement Agreement
                                Brunswig Corporation
----------------------------------------------------------------------------------------
ADVANTAGE                       Roundy's, Inc. and C. & T.   Trademark Consent Agreement
                                Refinery, Inc.
----------------------------------------------------------------------------------------
ADVANTAGE, ADVANTAGE PLUS and   Roundy's, Inc. and           Settlement Agreement
ADVANTAGE REWARDS               Gerland's Food Fair, Inc.
----------------------------------------------------------------------------------------
ADVANTAGE                       Roundy's, Inc. and           Settlement Agreement
                                Performance Group Co.,
                                d/b/a Fresh Advantage
----------------------------------------------------------------------------------------
ADVANTAGE, ADVANTAGE PLUS and   Roundy's, Inc. and           Settlement Agreement
ADVANTAGE REWARDS               Ashcraft's Market, Inc.
----------------------------------------------------------------------------------------
ADVANTAGE, ADVANTAGE PLUS and   Roundy's, Inc. and Giant     Settlement Agreement
ADVANTAGE REWARDS               Eagle, Inc.
----------------------------------------------------------------------------------------
BUYER'S CHOICE                  Roundy's, Inc. and VMG       Letter Agreement
                                Enterprises, Inc.
----------------------------------------------------------------------------------------
BUYER'S CHOICE                  Roundy's, Inc. and David     Settlement Agreement
                                Michael & Co., Inc.
----------------------------------------------------------------------------------------
BUYER'S CHOICE                  Roundy's, Inc. and           Agreement in
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
          TRADEMARK                       PARTIES                     AGREEMENT
--------------------------------------------------------------------------------------
                                National Center of           Settlement of
                                Nutrition, Inc.              Opposition No. 86,788
--------------------------------------------------------------------------------------
BUYER'S CHOICE                  Roundy's, Inc. and Nestle    Standstill Agreement
                                Beverage Company and
                                Societe des Produits
                                Nestle, S.A.
--------------------------------------------------------------------------------------
FAMILY FAVORITE                 Roundy's, Inc, Scot Lad      Letter Agreement
                                Foods, Inc. and Nabisco,
                                Inc.
--------------------------------------------------------------------------------------
LEAN `N TENDER                  Roundy's, Inc. and Peck      Trademark Agreement
                                Meat Packing Corporation
--------------------------------------------------------------------------------------
OLD TIME                        Roundy's, Inc. and Geo. A.   Agreement
                                Hormel & Co.
--------------------------------------------------------------------------------------
OLD TIME                        Roundy's, Inc. and Old       Settlement Agreement
                                Tyme Soft Drinks, Inc.
                                (Chatham Imports, Inc., as
                                successor-in-interest)
--------------------------------------------------------------------------------------
OLD TIME                        Roundy's, Inc. and Detroit   Settlement Agreement
                                Popcorn Company, Inc.
--------------------------------------------------------------------------------------
PICK `N SAVE                    Roundy's, Inc. and           Concurrent Use Settlement
                                National Merchandise         Agreement
                                Company, Inc.
--------------------------------------------------------------------------------------
VILLAGE MARKET                  Roundy's, Inc. and Moore     Consent to Use Agreement
                                Brothers Market, LLC
--------------------------------------------------------------------------------------
WE CARE and WE                  Roundy's, Inc. and           Service Mark Usage
--------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
          TRADEMARK                       PARTIES                     AGREEMENT               DATE
----------------------------------------------------------------------------------------------------------------------
CARE ABOUT YOU                  Giant Food Inc.              Agreement
----------------------------------------------------------------------------------------------------------------------


PATENT REGISTRATIONS

None.

PATENT LICENSES

None.


COPYRIGHT REGISTRATIONS

All of the copyright registrations listed below are owned by the Company or one of its Subsidiaries.


----------------------------------------------------------------------------------------------------------------------------
TITLE OF WORK                                                                   REG. NO.                  REG. DATE
----------------------------------------------------------------------------------------------------------------------------
Eight Security Programs to Improve Profitable Retail Operations:  The New       TX-746-046                08/01/81
Scot Lad Foods Dimension
----------------------------------------------------------------------------------------------------------------------------
An Ounce of Prevention is Worth a Pound of Cure:  How to Recognize a            TX-746-047                08/01/81
Potential Shoplifter and Prevent Shoplifting
----------------------------------------------------------------------------------------------------------------------------
Confidential Loss Prevention Survey                                             TX-746-048                08/01/81
----------------------------------------------------------------------------------------------------------------------------
Instruction Manual for the Copps General Merchandise Store Management           TXu-135-992               09/06/83
Simulation Program
----------------------------------------------------------------------------------------------------------------------------
Game Documentation for the Copps General Merchandise Store Management           TXu-135-993               09/06/83
Simulation Program
----------------------------------------------------------------------------------------------------------------------------

COPYRIGHT LICENSES

None.

COMPUTER SOFTWARE

Roundy's uses its Corporate Retail Pricing System Mainframe Software, which is owned by Roundy's or one of its subsidiaries.

                             Exhibit A to Schedule 6
                             -----------------------

-------------------------------------------------------------------------------------------------
 Division     Cust.  Customer's Exact Legal
              #              Name                        Title of Agreement     Date of Agreement
-------------------------------------------------------------------------------------------------
Milwaukee     1185   Bonson's Foods, Inc.                PNS Cust. & Lic.            05-01-00
-------------------------------------------------------------------------------------------------
              1186   Bonson's of Waupaca, LLC            PNS Cust. & Lic.            04-28-98
-------------------------------------------------------------------------------------------------
              1325   Riverside Enterprises               PNS Cust. & Lic.            11-15-89
-------------------------------------------------------------------------------------------------
              1496   D. Burnstad's, Inc.                 PNS Cust. & Lic.            12-19-89
-------------------------------------------------------------------------------------------------
              1543   Burnstad Bros., Inc.                PNS Cust. & Lic.            05-01-99
-------------------------------------------------------------------------------------------------
              1546   Burnstad Bros., Inc.                PNS Cust. & Lic.            05-01-99
-------------------------------------------------------------------------------------------------
              1547   Burnstad Bros., Inc.                PNS Cust. & Lic.            05-01-99
-------------------------------------------------------------------------------------------------
              1635   Cedar Creek Foods, Inc.             PNS Cust. & Lic.            11-30-99
-------------------------------------------------------------------------------------------------
              1640   Cedar Creek Foods, Inc.             PNS Cust. & Lic.             5-29-02
                                                         Agmt.
-------------------------------------------------------------------------------------------------
              2750   Gary Gundlach - Stoughton           PNS Cust. & Lic.            12/27/88
-------------------------------------------------------------------------------------------------
              2751   Gary Gundlach - Sun Prairie         PNS Cust. & Lic.            08-01-91
-------------------------------------------------------------------------------------------------
              2752   Gary Gundlach - Columbus            PNS Cust. & Lic.            04-05-93
-------------------------------------------------------------------------------------------------
              2753   Gary Gundlach - DeForest            PNS Cust. & Lic.            12-07-94
-------------------------------------------------------------------------------------------------
              2754   Gary Gundlach - McFarland           PNS Cust. & Lic.            (Pending)
-------------------------------------------------------------------------------------------------
              2756   Gary Gundlach - Fort Atkinson       PNS Cust. & Lic.            (Pending)
-------------------------------------------------------------------------------------------------
              3706   Consumers Cooperative               PNS Cust. & Lic.            10-25-01
                     Association of Eau Claire
-------------------------------------------------------------------------------------------------
              3707   Consumers Cooperative               PNS Cust. & Lic.            10-25-01
                     Association of Eau Claire
-------------------------------------------------------------------------------------------------
              3708   Consumers Cooperative               PNS Cust. & Lic.            10-25-01
                     Association of Eau Claire
-------------------------------------------------------------------------------------------------
              2755   Maple Grove Supermarkets, LLC       PNS Cust. & Lic.            10-27-99
-------------------------------------------------------------------------------------------------
              5087   Johanneson's of Wisc. Inc. -        PNS Cust. & Lic.            06-07-91
                     Kimberly
-------------------------------------------------------------------------------------------------
              5088   Johanneson's of Wisc. Inc. -        PNS Cust. & Lic.            04-15-98
                     Appleton
-------------------------------------------------------------------------------------------------
              5191   West Side PNS                       PNS Cust. & Lic.            12-18-90
-------------------------------------------------------------------------------------------------
              5192   McAdams, Inc.                       PNS Cust. & Lic.            03-04-98
-------------------------------------------------------------------------------------------------
              5196   McAdams, Inc.                       PNS Cust. & Lic.            01-01-98
-------------------------------------------------------------------------------------------------
              5201   McAdams, Inc.                       PNS Cust. & Lic.            01-01-98
-------------------------------------------------------------------------------------------------
              5202   McAdams, Inc.                       PNS Cust. & Lic.            01-01-98
-------------------------------------------------------------------------------------------------
              5203   McAdams, Inc.                       PNS Cust. & Lic.            01-01-98
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Division     Cust.  Customer's Exact Legal
              #              Name                           Title of Agreement  Date of Agreement
-------------------------------------------------------------------------------------------------
              5204   McAdams, Inc.                          PNS Cust. & Lic.         01-01-98
-------------------------------------------------------------------------------------------------
              5205   McAdams, Inc.                          PNS Cust. & Lic.         01-01-98
-------------------------------------------------------------------------------------------------
              5207   Lake Geneva Foods, Inc.                PNS Cust. & Lic.         10-01-01
-------------------------------------------------------------------------------------------------
              5209   Lake Geneva Foods, Inc.                PNS Cust. & Lic.         06-03-91
-------------------------------------------------------------------------------------------------
              5228   B & H Gold's Corp - Brown Deer         PNS Cust. & Lic.         06-08-90
-------------------------------------------------------------------------------------------------
              5229   Gold's, Inc. - East Pointe             PNS Cust. & Lic.         10-08-93
-------------------------------------------------------------------------------------------------
              5230   Gold's, Market, Inc. - Grafton         PNS Cust. & Lic.         06-30-92
-------------------------------------------------------------------------------------------------
              5231   Gold's of Mequon, LLC                  PNS Cust. & Lic.         12-04-97
-------------------------------------------------------------------------------------------------
              5236   Schuler's Beaver Dam, Inc.             PNS Cust. & Lic.         01-09-87
-------------------------------------------------------------------------------------------------
              5248   Pierce Super Markets                   PNS Cust. & Lic.         12-19-88
-------------------------------------------------------------------------------------------------
              5271   D & F Foods - Franklin, Inc.           PNS Cust. & Lic.         06-04-98
-------------------------------------------------------------------------------------------------
              5274   D & F Foods - Cudahy, Inc.             PNS Cust. & Lic.         11-03-91
-------------------------------------------------------------------------------------------------
              5372   Prescott's Supermarkets - Pioneer      PNS Cust. & Lic.         06-21-96
-------------------------------------------------------------------------------------------------
              5373   Prescott's Supermarkets - W. Scott     PNS Cust. & Lic.         06-07-89
-------------------------------------------------------------------------------------------------
              5374   Prescott's Supermarkets - Johnson      PNS Cust. & Lic.         06-07-89
-------------------------------------------------------------------------------------------------
              5375   Prescott's Supermarkets - Oshkosh      PNS Cust. & Lic.         05-20-92
-------------------------------------------------------------------------------------------------
              5376   Prescott's Supermarkets - W. Bend N.   PNS Cust. & Lic.         10-30-84
-------------------------------------------------------------------------------------------------
              5377   Prescott's Supermarkets - W. Bend S.   PNS Cust. & Lic.         10-09-95
-------------------------------------------------------------------------------------------------
              5378   Prescott's Supermarkets - Oshkosh/S    PNS Cust. & Lic.         10-25-01
-------------------------------------------------------------------------------------------------
              6420   Spiegelhoff's Super Food Market, Inc.  PNS Cust. & Lic.         01-24-86
-------------------------------------------------------------------------------------------------
              6422   Speigelhoff Super Food Market, Inc.    PNS Cust. & Lic.         06-20-91
-------------------------------------------------------------------------------------------------
              6424   Spiegelhoff Super Food Market, Inc.    PNS Cust. & Lic.         07-21-91
-------------------------------------------------------------------------------------------------
              6426   Spiegelhoff's Super Food Market, Inc.  PNS Cust. & Lic.         09-30-96
-------------------------------------------------------------------------------------------------
              6428   Spiegelhoff's Super Food Market, Inc.  PNS Cust. & Lic.         03-31-00
-------------------------------------------------------------------------------------------------
              6643   Performance Foods of Shawano           PNS Cust. & Lic.         05-05-90
-------------------------------------------------------------------------------------------------
              7176   Webster's United Foods                 PNS Cust. & Lic.         06-21-89
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Division     Cust.  Customer's Exact Legal
              #              Name                        Title of Agreement     Date of Agreement
-------------------------------------------------------------------------------------------------
                                                         Agmt.
-------------------------------------------------------------------------------------------------
Midland        988   Wilco Foods of Rensselear, Inc.     PNS License Agmt.           05-09-92
-------------------------------------------------------------------------------------------------
Michigan       279   MDK Corp./Village Market            Village Market License      03-01-98
                                                         and Supply Agreement
-------------------------------------------------------------------------------------------------
Lima          2115   Riesbeck Food Markets,              PNS License Agmt.           12-01-00
                     Inc. - Zanesville (Maysville Pike)
-------------------------------------------------------------------------------------------------
              2264   Pumpkin Creek, Inc.                 MFL License/Supply          07-12-01
                                                         Agreement
-------------------------------------------------------------------------------------------------
              2392   Young's Food Stores, Inc.           Limited License &           02-24-99
                                                         Supply Agmt (covers
                                                         8726, 2392)
-------------------------------------------------------------------------------------------------
              2975   Riesbeck Food Markets, Inc. -       PNS License Agmt.           10-01-94
                     Zanesville (Howard St.)
-------------------------------------------------------------------------------------------------
              5421   Barry A. McGinnis dba Mor           MFL License/Supply          05-14-98
                     For Less                            Agreement
-------------------------------------------------------------------------------------------------
              5422   Hamilton Foods, Inc.                MFL License/Supply          08-24-99
                                                         Agreement
-------------------------------------------------------------------------------------------------
              5431   A.G. Man, LLC d/b/a Mor             MFL License/Supply          12-31-99
                     For Less                            Agreement
-------------------------------------------------------------------------------------------------
              5432   J & N Pace, Inc. d/b/a Cumberland   MFL License/Supply          01-03-00
                     Mor For Less                        Agreement
-------------------------------------------------------------------------------------------------
              5434   R & J Food Service, Inc. dba Mor    MFL License/Supply          03-06-00
                     For Less                            Agreement
-------------------------------------------------------------------------------------------------
              5437   S & D, Inc.                         MFL License/Supply          04-19-00
                                                         Agreement
-------------------------------------------------------------------------------------------------
              5447   J & N Pace, Inc.                    MFL License/Supply          12-01-96
                                                         Agreement
-------------------------------------------------------------------------------------------------
              5461   Maurice Dayton, Inc.                MFL License/Supply          03-19-01
                                                         Agreement
-------------------------------------------------------------------------------------------------
              5462   Webster Foods, LLC                  MFL License/Supply          07-13-01
                                                         Agreement
-------------------------------------------------------------------------------------------------
Eldorado      4403   Lunt's Inc. - Rochester             License & Supply Agmt       05-08-00
-------------------------------------------------------------------------------------------------
              4405   Lunt's Inc. - Athens                License & Supply Agmt       05-08-00
-------------------------------------------------------------------------------------------------
              4407   Lunt's Inc. - Williamsville         License & Supply            05-08-00
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 Division     Cust.  Customer's Exact Legal
              #              Name                        Title of Agreement     Date of Agreement
-------------------------------------------------------------------------------------------------
                                                         Agmt
-------------------------------------------------------------------------------------------------
              4409   Lunt's Inc. - Kincaid               License & Supply Agmt       05-08-00
-------------------------------------------------------------------------------------------------
              4612   Wilson's Supermarket of             Mor For Less License       01-14-2000
                     Jackson, LLC                        & Supply Agreement
-------------------------------------------------------------------------------------------------
              5749   Watkins Corporation                 Village Market License      12-02-99
                                                         & Supply Agmt
-------------------------------------------------------------------------------------------------
              5753   Haven Corporation - Darmstadt       Village Market License      12-02-99
                                                         & Supply Agmt
-------------------------------------------------------------------------------------------------
              8151   Save-A-Lot of Princeton, Inc.       Mor For Less License        12-06-95
                     dba Princeton Mor For Less          & Supply Agreement
-------------------------------------------------------------------------------------------------
              8153   Save-A-Lot of Princeton, Inc.       Mor For Less License        12-06-95
                     dba Cadiz Mor For Less              & Supply Agreement
-------------------------------------------------------------------------------------------------
              8155   Save-A-Lot of Princeton, Inc.       Mor For Less License        12-06-95
                     dba South Plaza Mor For Less        & Supply Agreement
-------------------------------------------------------------------------------------------------
              8520   M & S Grocers, Inc.                 Mor For Less License        06-22-92
                                                         & Supply Agreement
-------------------------------------------------------------------------------------------------
              8531   Sav-A-Lot Food Store, Inc.          Mor For Less License        12-27-99
                                                         & Supply Agreement
-------------------------------------------------------------------------------------------------

                             Exhibit B to Schedule 6

Advantage Plus Savers Club Participating Store
Roundy's Milwaukee Division


------------------------------------------------------------------------------------------------------------------------
Store #            Store Name        Street Address                    City, State and Zip             Owner
------------------------------------------------------------------------------------------------------------------------
1496          Pick `n Save Mauston   750 Union Street                  Mauston, WI            Burnstad, Donald
                                                                       53948
------------------------------------------------------------------------------------------------------------------------
1543          Pick `n Save Black     P.O. Box 339/Hwy. A               Black River Falls,     Burnstad, Vic
              Black River Falls                                        WI 54615
------------------------------------------------------------------------------------------------------------------------
1546          Pick `n Save Tomah     701 E. Clifton Street             Tomah, WI 54660        Burnstad, Vic
------------------------------------------------------------------------------------------------------------------------
1547          Pick `n Save           #195 Richland Square, Hwy 14E     Richland Center, WI    Burnstad, Vic
              Richland Ctr.                                            53581
------------------------------------------------------------------------------------------------------------------------
1635          Pick `n Save           10101 Market Street               Mosinee, WI            Maloney, Mark;
              Cedar Creek                                              54455                  Creske; Rivers
------------------------------------------------------------------------------------------------------------------------
2755          Pick `n Save           6655 McKee Road                   Madison, WI            Gundlach, Gary
              Maple Grove                                              53719
------------------------------------------------------------------------------------------------------------------------
2756          Pick `n Save           1505 Madison Avenue               Fort Atkinson, WI      Gundlach, Gary
              Fort Atkinson                                            53538
------------------------------------------------------------------------------------------------------------------------
3708          Pick `n Save           303 Prairie View Road             Chippewa Falls, WI     Lambrecht, Rick
              Chippewa Falls                                           54729                  (President)
------------------------------------------------------------------------------------------------------------------------
5087          Pick `n Save           850 E. Maes Ave.                  Kimberly, WI 54136     Johanneson, Lance & Dedra
              Kimberly East
------------------------------------------------------------------------------------------------------------------------
5205          Pick `n Save Wales     W320 S1807 State Road 83          Wales, WI 53183        McAdams, John
------------------------------------------------------------------------------------------------------------------------
5207          Pick `n Save           100 East Geneva Square            Lake Geneva, WI        Stinebrink; Ed, Jerry,
              Lk. Geneva                                               53147                  Mark &
------------------------------------------------------------------------------------------------------------------------
5209          Pick `n Save Delavan   207 S. Wright Street              Delavan, WI 53115      Stinebrink
              Delavan                                                                         (see Lake Geneva)
------------------------------------------------------------------------------------------------------------------------
5248          Pick `n Save W.        615 Highway 136                   West Baraboo, WI       Pierce; Dave, Angie,
              W. Baraboo                                               53913                  Dennis
------------------------------------------------------------------------------------------------------------------------
5274          Pick `n Save           5851 South Packard Ave.           Cudahy, WI 53110       Serio, Frank & Doreen
              Cudahy
------------------------------------------------------------------------------------------------------------------------
5378          Pick `n Save           1940 S. Koeller Drive             Oshkosh, WI 54901      Prescott, George
              Oshkosh
------------------------------------------------------------------------------------------------------------------------
6420          Pick `n Save           1120 Milwaukee Ave.               Burlington, WI         Spiegelhoff, Dave, Paul
              Burlington                                               53105                  & Tom
------------------------------------------------------------------------------------------------------------------------
6424          Pick `n Save           2915 New Pinery Road              Portage, WI 53901      Spiegelhoff, Dave
              Portage No.
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
Store #            Store Name        Street Address                    City, State and Zip             Owner
------------------------------------------------------------------------------------------------------------------------
6426          Pick `n Save           515 N. Milwaukee Street           Waterford, WI 53185    Spiegelhoff, Dave
              Waterford
------------------------------------------------------------------------------------------------------------------------
6428          Pick `n Save           445 S. Main Street                Walworth, WI 53184     Spiegelhoff, Dave
              Walworth
------------------------------------------------------------------------------------------------------------------------
6643          Pick `n Save           190 Woodlawn Drive                Shawano, WI 54166      Jacobson, Jeff & Mike
              Shawano
------------------------------------------------------------------------------------------------------------------------
7176          Pick `n Save           1188 W Fond du Lac St/P.O. 367    Ripon, WI 54971        Webster, Rob
              Ripon
------------------------------------------------------------------------------------------------------------------------

Roundy's Savers Club Participating Stores
Roundy's Milwaukee Division




------------------------------------------------------------------------------------------------------------------------
Store #            Store Name        Street Address                    City, State                     Owner
------------------------------------------------------------------------------------------------------------------------
3650          Jim's Food Center      1019 River Street                 Belleville, W          Olson, Jim
                                                                       535081
------------------------------------------------------------------------------------------------------------------------
5240          Pierce Super Market    122 W. Nebraska/P.O. Box 46       Muscoda, WI 53573      Pierce; Dave, Angie,
                                                                                              Dennis
------------------------------------------------------------------------------------------------------------------------
5699          Ron & Lloyd's Family   490 Old Hwy. 51                   Mosinee, WI            Niemuth, Doug & Cheryl
              Food Ctr                                                 54455
------------------------------------------------------------------------------------------------------------------------

                                                                         Annex I
                                                                              to
                                              Guarantee and Collateral Agreement

                  ASSUMPTION AGREEMENT, dated as of ________________, 200_, made by ______________________________, a ______________ corporation (the "Additional
Grantor"), in favor of Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial institutions (the "Lenders") parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :

                 WHEREAS, Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the Lenders, the Administrative Agent and the other Agents have entered into a Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement") in favor of the Administrative Agent for the benefit of the Agents and the Lenders;

                  WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________* to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

________________________________
*   Refer to Each Schedule which needs to be supplemented.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                                     [ADDITIONAL GRANTOR]



                                                     By:________________________
                                                          Name:
                                                          Title:

                                                                        Annex II
                                                                              to
                                              Guarantee and Collateral Agreement


                           ACKNOWLEDGEMENT AND CONSENT

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of June 6, 2002 (the "Agreement"), made by the Grantors parties thereto for the benefit of Bear Stearns Corporate Lending Inc., as Administrative Agent. The undersigned agrees for the benefit of the Agents and the Lenders as follows:

                  1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. The undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.8(a) of the Agreement.

                  3. The terms of Sections 6.3(a) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.3(a) or 6.7 of the Agreement.

                                      [NAME OF ISSUER]



                                      By __________________________________

                                      Title _______________________________

                                      Address for Notices:

                                      _____________________________________

                                      _____________________________________
                                      Fax:_________________________________

                                                                       EXHIBIT B

                         FORM OF COMPLIANCE CERTIFICATE

               This Compliance Certificate is delivered to you pursuant to
Section 7.2 of the Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agents (in such capacity, the "Documentation Agent"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

               1. I am the duly elected, qualified and acting [Chief Financial Officer] [Vice President - Finance] of the Borrower and execute this Compliance Certificate solely in such capacity.

               2. I have reviewed and am familiar with the contents of this Certificate.

               3. I have reviewed the terms of the Credit Agreement and the Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or Event of Default [, except as set forth below].

               4. Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 8.1 of the Credit Agreement.

               IN WITNESS WHEREOF, I execute this Certificate solely in my capacity as [Chief Financial Officer] [Vice President - Finance] of the Borrower this _____ day of ____, 200__.

                                                     ROUNDY'S, INC.



                                                     By:__________________
                                                        Title:

                                                                   Attachment 2
                                                                             to
                                                                      EXHIBIT B

         The information described herein is as of ______, 200_, and pertains to the period from _________, 20_ to ________________ __, 20__.

                        [Set forth Covenant Calculations]

                                                                       EXHIBIT C

                           FORM OF CLOSING CERTIFICATE

               Pursuant to subsection 6.1(h) of the Credit Agreement dated as of June 6, 2002 (the "Credit Agreement"; terms defined therein being used herein as therein defined), among Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agent (in such capacity, the "Documentation Agent"), the undersigned [INSERT TITLE OF OFFICER] of [INSERT NAME OF COMPANY] (the "Company") hereby certifies as follows:

1. The representations and warranties of the Company set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Company pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

2. ___________________ is the duly elected and qualified Corporate Secretary of the Company and the signature set forth for such officer below is such officer's true and genuine signature.

3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof. [Borrower only]

4. The conditions precedent set forth in Section 6.1 of the Credit Agreement were satisfied or waived as of the Closing Date. [Borrower only]

5. The Consolidated EBITDA (calculated in accordance with Regulation S-X and giving effect to certain other non-recurring adjustments acceptable to the Lead Agents) for the twelve month period ended March 30, 2002, as determined on a pro forma basis shall be at least $110,000,000 and the Consolidated Leverage Ratio (calculated in accordance with Regulation S-X and giving effect to certain other non-recurring adjustments acceptable to the Lead Agents) as determined from the Pro Forma Balance Sheet shall not exceed 4.0 to 1.0. [Borrower only]

6. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained by a Loan Party in connection with the Transaction, the continuing operations of Holdings, the Borrower and its Subsidiaries and the extensions of credit pursuant to the Credit Agreement or with the execution, delivery, performance, validity or enforceability of the Credit Agreement or any of the Loan

Documents, except as otherwise provided for pursuant to Section 6.1(e) of the Credit Agreement. [Borrower only]

               The undersigned Corporate Secretary of the Company certifies as follows:

1. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Company, nor has any other event occurred materially adversely affecting or threatening the continued corporate existence of the Company.

2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization.

3. Attached hereto as Annex 1 is a true and complete copy of resolutions duly adopted by the Board of Directors of the Company on _________________; such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect [and are the only corporate proceedings of the Company now in force relating to or affecting the matters referred to therein.]

4. Attached hereto as Annex 2 is a true and complete copy of the By-Laws of the Company as in effect on the date hereof.

5. Attached hereto as Annex 3 is a true and complete copy of the Certificate of Incorporation of the Company as in effect on the date hereof, and such certificate has not been amended, repealed, modified or restated.

6. The following persons are now duly elected and qualified officers of the Company holding the offices indicated next to their respective names below, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Company each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Company pursuant to the Loan Documents to which it is a party:

             Name                         Office                      Signature
             ----                         ------                      ---------


                  IN WITNESS WHEREOF, the undersigned have hereunto set our names as of the date set forth below.

______________________________________       ___________________________________
Name:                                        Name:
Title:                                       Title:



Date:  _______________, 2002

                                                                      EXHIBIT D

                                FORM OF MORTGAGE

                                                                       EXHIBIT E

                        FORM OF ASSIGNMENT AND ACCEPTANCE

               Reference is made to the Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agent (in such capacity, the "Documentation Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               1. The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

               2. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

               3. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal owner and beneficial owner of the Assigned Interest and it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

               4. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection
5.10 of the Credit Agreement.

               5. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

               6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date.

               7. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

               IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1

                          to Assignment and Acceptance

Name of Assignor: _______________________

Name of Assignee: _______________________

Effective Date of Assignment: _________________

              Credit                             Principal                Commitment Percentage Assigned /1/
____________________________                 Amount Assigned
        Facility Assigned
________________                                 $_______                         _____._______%

   ____________________________________                      ____________________________________
                  [Name of Assignee]                                     [Name of Assignor]

  By:  ____________________________                     By:  ____________________________
       Title:                                                Title:



Accepted:                                               [Consented To:]
_______________________________________, as             [Name of Borrower]
Administrative Agent



By:  _________________________________                  By:  __________________________________
     Title:                                                  Title:

                                                        _________________________________, as
                                                        Administrative Agent


                                                        By:
                                                           ====================================
                                                           Title:




---------------
/1/ Calculate the Commitment Percentage that is assigned to at lease 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

                                                                     EXHIBIT F-1


                  FORM OF LEGAL OPINION OF ___________________

                                                                     EXHIBIT F-2


                    FORM OF LEGAL OPINION OF ________________

                                                                       EXHIBIT G

                          FORM OF EXEMPTION CERTIFICATE

          Reference is made to the Credit Agreement, dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among Roundy's Acquisition Corp., a Delaware corporation, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders"), Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agent (in such capacity, the "Documentation Agent"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement. ______________________ (the "Non-U.S. Lender") is providing this certificate pursuant to subsection 4.10 (d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

     I. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

     II. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

          (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

          (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

          (c) The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

          (d) The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

                                               [NAME OF NON-U.S. LENDER]


                                               By:______________________________
                                                  Name:
                                                  Title:


                                               Date: ___________________________

                                                                     EXHIBIT H-1

                                FORM OF TERM NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                 New York, New York
                                                               ________ __, 2002

          FOR VALUE RECEIVED, the undersigned, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), hereby unconditionally promises to pay to _________________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of
(a) ____________DOLLARS ($____), or, if less, (b) the unpaid principal amount of the Term Loan of the Lender outstanding under the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in
Section 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.5 of the Credit Agreement.

          The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

          This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks and financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agent (in such capacity, the "Documentation Agent"),
(b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents.

Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence and during the continuance of any one or more of the Events of Default, after notice to the Borrower from the Administrative Agent, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                   ROUNDY'S, INC.


                                                   By:__________________________
                                                      Name:
                                                      Title:

                                                                      Schedule A
                                                                    to Term Note

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                    Amount of Principal of  Amount of Base Rate    Unpaid Principal
          Amount of Base Rate  Amount Converted to     Base Rate Loans       Loans Converted to  Balance of Base Rate  Notation Made
   Date          Loans           Base Rate Loans            Repaid            Eurodollar Loans          Loans                By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                      Schedule B
                                                                    to Term Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                            Interest Period and     Amount of         Amount of
                               Amount         Eurodollar Rate     Principal of     Eurodollar Loans  Unpaid Principal
           Amount of        Converted to        with Respect    Eurodollar Loans  Converted to Base     Balance of     Notation Made
  Date  Eurodollar Loans  Eurodollar Loans        Thereto            Repaid          Rate Loans      Eurodollar Loans       By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT H-2

                          FORM OF REVOLVING CREDIT NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                New York, New York
                                                             _________ __, 2002

               FOR VALUE RECEIVED, the undersigned, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), hereby unconditionally promises to pay to _______________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ________DOLLARS ($_____), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans of the Lender outstanding under the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.5 of the Credit Agreement.

               The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

               This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Lender, the other banks, financial institutions and other entities from time to time parties thereto, Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement, as documentation agent (in such capacity, the "Documentation Agent"), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

               Upon the occurrence and during the continuance of any one or more of the Events of Default, after notice to the Borrower from the Administrative Agent, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

               All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

               Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

               NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

               THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                              ROUNDY'S, INC.



                                              By:_______________________________
                                                 Name:
                                                 Title:

                                                                      Schedule A
                                                        to Revolving Credit Note

              LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                                    Amount of Principal of  Amount of Base Rate    Unpaid Principal
          Amount of Base Rate  Amount Converted to     Base Rate Loans       Loans Converted to  Balance of Base Rate  Notation Made
   Date          Loans           Base Rate Loans            Repaid            Eurodollar Loans          Loans                By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                      Schedule B
                                                        to Revolving Credit Note

      LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                            Interest Period and     Amount of         Amount of
                               Amount         Eurodollar Rate     Principal of     Eurodollar Loans  Unpaid Principal
           Amount of        Converted to        with Respect    Eurodollar Loans  Converted to Base     Balance of     Notation Made
  Date  Eurodollar Loans  Eurodollar Loans        Thereto            Repaid          Rate Loans      Eurodollar Loans       By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                                     EXHIBIT H-3

                             FORM OF SWING LINE NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                 New York, New York
                                                               ________ __, 2002

          FOR VALUE RECEIVED, the undersigned, Roundy's, Inc., a Wisconsin corporation (the "Borrower"), hereby unconditionally promises to pay to ___________________ (the "Swing Line Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ________DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to
Section 3.3 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 4.5 of such Credit Agreement.

          The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Swing Line Loan.

          This Note (a) is one of the Swing Line Notes referred to in the Credit Agreement dated as of June 6, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the Swing Line Lender, the other banks and financial institutions or entities from time to time parties thereto, Bear, Stearns & Co. Inc., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the "Administrative Agent"), Canadian Imperial Bank of Commerce, as syndication agent (in such capacity, the "Syndication Agent"), and the institutions listed in the Credit Agreement as documentation agent (in such capacity, the "Documentation Agent"), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence and during the continuance of any one or more of the Events of Default, after notice to the Borrower from the Administrative Agent, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                     ROUNDY'S, INC.


                                                     By:________________________
                                                        Name:
                                                        Title:

                                                                      Schedule A
                                                              to Swing Line Note

                    LOANS AND REPAYMENTS OF SWING LINE LOANS

---------------------------------------------------------------------------------------------------------------------------------
  Date         Amount of Swing Line      Amount of Principal of         Unpaid Principal Balance of      Notation Made By
                        Loans           Swing Line Loans Repaid              Swing Line Loans
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================